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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) :  September 22, 1997



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        0-22446                                           95-3015862
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(Commission File Number)                       (IRS Employer Identification No.)

495A South Fairview Avenue, Goleta, California               93117
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   (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code      (805) 967-7611
                                                  ------------------------------

                                      None
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          (Former name or former address, if changed since last report)



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                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES

                                Table of Contents





                                                                    Page

Item 1.    Changes in Control of the Registrant                       1

Item 2.    Acquisition or Disposition of Assets                       1

Item 3.    Bankruptcy or Receivership                                 1

Item 4.    Changes in Registrant's Certifying Accountants             1

Item 5.    Other Events                                               1

Item 6.    Resignations of Registrant's Directors                     1

Item 7.    Financial Statements and Exhibits

      (a)  Financial Statements of Businesses Acquired                1

      (b)  Pro Forma Financial Information                            1

      (c)  Exhibits                                                   1

Item 8.    Change in Fiscal Year                                      1

Item 9.    Sale of Equity Securities Pursuant to Regulation S         1

Signature                                                             2

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                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES


Item 1.    Changes in Control of the Registrant.  Not applicable.

Item 2.    Acquisition or Disposition of Assets.  Not applicable.

Item 3.    Bankruptcy or Receivership.  Not applicable.

Item 4.    Changes in Registrant's Certifying Accountants.  Not applicable.

Item 5.    Other Events.

           On September 22, 1997, the Company issued a press release announcing that it had reached a settlement in its arbitration involving a group of former shareholders of Ugg Holdings Inc. See Exhibit 99.1.

Item 6.    Resignations of Registrant's Directors.  Not applicable.

Item 7.    Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.  Not applicable.

     (b) Pro Forma Financial Information. Not applicable.

     (c)   Exhibits.

           99.1 Press release, dated September 22, 1997, related to Deckers Outdoor Corporation's settlement of Ugg arbitration.

Item 8.    Change in Fiscal Year.  Not applicable.

Item 9.    Sale of Equity Securities Pursuant to Regulation S.  Not applicable.

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                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES




                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Deckers Outdoor Corporation



Date:  September 30, 1997               /s/ M. Scott Ash
                                        ----------------
                                        M. Scott Ash, Chief Financial Officer